BLACKROCK FUNDSSM

BlackRock Emerging Markets Long/Short Equity Fund

(the “Fund”)

Supplement dated April 29, 2015 to the Fund’s

Summary Prospectus dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jeff Shen, PhD	2011	Managing Director of BlackRock, Inc.
Dan Blumhardt, CFA, CAIA	2015	Director of BlackRock, Inc.
Clint Newman	2015	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-EMLSE-0415SUP